                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): September 17, 1999


                      Ticketmaster Online-CitySearch, Inc.
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             (Exact name of registrant as specified in its charter)


             Delaware                  0-25041                 95-4546874
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    (State or Other Jurisdiction   (Commission File           (IRS Employer
         of Incorporation)              Number)             Identification No.)


        790 E. Colorado Boulevard, Suite 200, Pasadena, California 91101
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               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (626) 405-0050


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ITEM 2.    ACQUISITION OR DISPOSITION OF ASSETS.

         Effective September 17, 1999, pursuant to an Agreement and Plan of Merger, dated as of July 19, 1999, by and among Microsoft Corporation, a Washington corporation ("Microsoft"), Sidewalk.com, Inc., a Nevada corporation and wholly-owned subsidiary of Microsoft ("Sidewalk"), Ticketmaster Online-CitySearch, Inc., a Delaware corporation (the "Company"), and Ticketmaster Acquisition, Inc., a Nevada corporation and wholly-owned subsidiary of the Company ("Acquisition"), the Company acquired Microsoft's Sidewalk.com business (the "Sidewalk Business") through the merger of Acquisition with and into Sidewalk. The Sidewalk Business is the entertainment city guide portion of Microsoft's Microsoft Network or MSN, a network of services located on the World Wide Web.

          As consideration for the merger, all issued and outstanding shares of Sidewalk were converted into 7,000,000 shares of Class B Common Stock, par value $.01 per share, of the Company (the "Class B Shares"). In addition, the Company issued to Microsoft warrants to acquire an aggregate of 4.5 million Class B Shares. Pursuant to these warrants, Microsoft can acquire 3,000,000 Class B Shares at an initial exercise price of $30 per share, subject to adjustment in certain circumstances, and 1,500,000 Class B Shares at a fixed exercise price of $60 per share. The Company also entered into distribution, licensing and additional cross-promotional arrangements with Microsoft in connection with its acquisition of the Sidewalk Business.

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS.

(a) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED. No financial statements are required to be filed in connection with the acquisition of the Sidewalk Business by the Company pursuant to the applicable provisions of Regulation S-X.

(b) PRO FORMA FINANCIAL INFORMATION. No pro forma financial information is required to be filed in connection with the acquisition of the Sidewalk Business by the Company pursuant to the applicable provisions of Regulation S-X.

(c)      EXHIBITS.

Exhibit No.                                Description
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
2.1                          Agreement and Plan of Merger by and among
                             Sidewalk.com, Inc., Microsoft Corporation,
                             Ticketmaster Online-CitySearch, Inc. and
                             Ticketmaster Acquisition, Inc., dated as of July
                             19, 1999 (incorporated by reference to Exhibit 2.7
                             from the Company's quarterly report on Form 10-Q
                             for the quarter ended June 30, 1999 (the "1999
                             Second Quarter 10-Q")).

4.1                          Class B Common Stock Purchase Warrant of the
                             Company




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                             (3,000,000 shares), dated as of September 17, 1999
                             (incorporated by reference to Exhibit 4.2 from the
                             1999 Second Quarter 10-Q).

4.2                          Class B Common Stock Purchase Warrant of the
                             Company (1,500,000 shares), dated as of September 17, 1999
                             (incorporated by reference to Exhibit 4.3 from the
                             1999 Second Quarter 10-Q).

10.1 Registration Rights Agreement between the Company and Microsoft Corporation, dated as of September
                             17, 1999 (incorporated by reference to Exhibit
                             10.38 from the 1999 Second Quarter 10-Q).






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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  September 29, 1999                   TICKETMASTER ONLINE-CITYSEARCH, INC.



                                            By: /s/ Thomas McInerney
                                                ------------------------------
                                                Thomas McInerney
                                                Chief Financial Officer



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INDEX TO EXHIBITS

Exhibit No.                                Description
- -----------                                -----------

2.1 Agreement and Plan of Merger by and among Sidewalk.com, Inc., Microsoft Corporation,
                             Ticketmaster Online-CitySearch, Inc. and
                             Ticketmaster Acquisition, Inc., dated as of July
                             19, 1999 (incorporated by reference to Exhibit 2.7 from the 1999 Second Quarter 10-Q).

4.1                          Class B Common Stock Purchase Warrant of the
                             Company (3,000,000 shares), dated as of September
                             17, 1999 (incorporated by reference to Exhibit 4.2 from the 1999 Second Quarter 10-Q).

4.2                          Class B Common Stock Purchase Warrant of the
                             Company (1,500,000 shares), dated as of September 17, 1999
                             (incorporated by reference to Exhibit 4.3 from the
                             1999 Second Quarter 10-Q).

10.1 Registration Rights Agreement between the Company and Microsoft Corporation, dated as of September
                             17, 1999 (incorporated by reference to Exhibit
                             10.38 from the 1999 Second Quarter 10-Q).





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